Location/Identification

MINFILE Number: 082FNW209

Name(s): FREDDY (L.4025)
FREDDY FR.

Status: Past Producer
Mining Method Underground
Regions: British Columbia
BCGS Map: 082F094
NTS Map: 082F14W
Latitude: 49 55 52 N
Longitude: 117 20 23 W
Elevation: 823 metres
Location Accuracy: Within 500M
Comments: The southeast corner of the Freddy Reverted Crown grant (Lot 4025).

Mining Division: Slocan
Electoral District: Nelson-Creston
Forest District: Arrow Boundary Forest District

UTM Zone: 11 (NAD 83)
Northing: 5531027
Easting: 475618

Mineral Occurrence

Commodities: Silver, Gold, Lead, Zinc, Copper

Minerals

Significant: Galena, Sphalerite, Tetrahedrite, Pyrargyrite, Pyrite, Chalcopyrite
Significant Comments: Significant minerals inferred from the nearby Metallic occurrence (082FNW066).
Associated: Quartz, Calcite
Associated Comments: Associated minerals inferred from the nearby Metallic occurrence (082FNW066).
Mineralization Age: Unknown

Deposit

Character: Vein, Shear, Discordant
Classification: Hydrothermal, Epigenetic
Type: I05: Polymetallic veins Ag-Pb-Zn+/-Au, I01: Au-quartz veins

Host Rock

Dominant Host Rock: Plutonic

Stratigraphic Age	Group	Formation	Igneous/Metamorphic/Other
Triassic	Slocan	Undefined Formation	----
Middle Jurassic	----	----	Nelson Intrusions

Isotopic Age	Dating Method	Material Dated
---	---	---
169 +/- 3 Ma	Zircon	Zircon

Lithology: Granite, Argillite, Quartzite

Geological Setting

Tectonic Belt: Omineca
Terrane: Quesnel
Physiographic Area: Selkirk Mountains

Metamorphic Type: Regional, Contact
Grade: Greenschist, Hornfels
Relationship: Pre-mineralization

Inventory

No inventory data

Summary Production

		Metric		Imperial	
	Mined:	228	tonnes	251	tons
	Milled:	0	tonnes	0	tons
Recovery	Silver	396,345	grams	12,743	ounces
	Gold	715	grams	23	ounces
	Lead	1,245	kilograms	2,745	pounds
	Zinc	1,023	kilograms	2,255	pounds

Capsule Geology

The Freddy occurrence is located adjacent to the north bank of Hasty Creek, at 823 metres elevation. Silverton, British Columbia is 2 kilometres to the north. The Freddy Reverted Crown grant (Lot 4025) covers the ground hosting the occurrence which is developed by a short winze and a level near Hasty Creek.

Hostrocks of the Freddy occurrence are coarse-grained granite of the Middle Jurassic Nelson batholith. In the vicinity, metamorphosed quartzite and massive argillite of the Triassic Slocan Group form part of a large roof pendant.

The occurrence consists of an irregular lode, striking northerly and dipping easterly. The mineralogy is unknown, however, the nearby Metallic occurrence (082FNW066) contains sphalerite, galena with inclusions of tetrahedrite and pyrargyrite and minor pyrite and chalcopyrite.

Production records for the Freddy occurrence indicate 228 tonnes of ore mined between 1962 and 1973. This ore yielded 396,345 grams silver, 715 grams gold, 1245 kilograms lead and 1023 kilograms zinc. Some of this ore was hand-sorted and shipped directly to the Trail smelter.

Bibliography

EMPR AR 1904-296; 1962-A50; 1963-A50; 1964-A55,126; *1968-251; 1969- A55; 1971-A55; 1973-A55
EMPR BC METAL MM01199
EMPR GEM *1969-326; 1971-29; *1973-77
EMPR INDEX 4-121
EMPR OF 1988-11
EMPR P 1989-5

Date Coded:	1985/07/24	**Coded By:**	BC Geological Survey (BCGS)	**Field Check:**	N
Date Revised:	1996/01/30	**Revised By:**	Keith J. Mountjoy(KJM)	**Field Check:**	N